                                                                    EXHIBIT 99.1

                                [HOUSEHOLD LOGO]


-------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

$ 754,570,000 CERTIFICATES (APPROXIMATE)

HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 Offered Classes: A, M

HFC REVOLVING CORPORATION
Depositor

HOUSEHOLD FINANCE CORPORATION
Master Servicer


OCTOBER 29, 2001


                                  LEAD MANAGER
                           BANC OF AMERICA SECURITIES


                                   CO-MANAGERS
BANC ONE CAPITAL MARKETS
                         CREDIT SUISSE FIRST BOSTON
                                                    JPMORGAN
                                                                MORGAN STANLEY


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------



                              OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
                                                      TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Expected
                                                                      Expected        Last
                  Expected                               Expected     Principal     Scheduled             Expected Ratings
                 Approximate       Interest  Principal      WAL        Window     Distribution
   Class            Size*            Type       Type       (yrs)        (mos)         Date         Moody's      S&P         Fitch
----------------------------------------------------------------------------------------------------------------------------------
A               $670,730,000       Floating     SEN         2.32         93         7/20/2031       Aaa          AAA         AAA
----------------------------------------------------------------------------------------------------------------------------------
M                $83,840,000       Floating     MEZ         2.32         93         7/20/2031       Aa2          NR           AA
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                        TO CALL:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Expected
                                                                      Expected        Last
                  Expected                               Expected     Principal     Scheduled             Expected Ratings
                 Approximate       Interest  Principal      WAL        Window     Distribution
   Class            Size*            Type       Type       (yrs)        (mos)          Date       Moody's       S&P        Fitch
----------------------------------------------------------------------------------------------------------------------------------
A               $670,730,000       Floating     SEN         2.15         64         7/20/2031       Aaa          AAA         AAA
----------------------------------------------------------------------------------------------------------------------------------
M                $83,840,000       Floating     MEZ         2.15         64         7/20/2031       Aa2          NR           AA
----------------------------------------------------------------------------------------------------------------------------------
* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.



------------------------------------------------------------------------------
STRUCTURE:
(1) The Certificates are priced to a 15% call as a percent of the aggregate initial certificate balance of the Offered Certificates.
(2) If the Optional Termination is not exercised, an auction process will begin three months later. As long as the auction process continues, all payments that would normally go to the equity certificate will be used to pay down the certificates.
(3) It is expected that all classes will be subject to an Available Funds Cap. (See table on pp. 17)
------------------------------------------------------------------------------


                                 PRICING SPEED:
------------------------------------------------------------------------------

FIXED-RATE                  100% FRM PPC
MORTGAGE LOANS
                            100% FRM PPC assumes that prepayments start at 0%
                            CPR in month one, increase by approximately 1.25%
                            each month to 25% CPR in month twenty, and remain at
                            25% CPR thereafter.
------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------

                                SUMMARY OF TERMS


ISSUER:                            Household Home Equity Loan Trust 2001-2

OFFERED CERTIFICATES:              The Class A Certificates and the Class M Certificates. The Class A Certificates along with the Class M Certificates are referred to herein as the "Offered Certificates".

OFFERING:                          Public

DEPOSITOR:                         HFC Revolving Corporation

MASTER SERVICER:                   Household Finance Corporation

TRUSTEE:                           Bank One, National Association

MANAGERS:                          Banc of America Securities LLC (lead manager); Banc One Capital Markets, Credit Suisse First
                                   Boston, JPMorgan, and Morgan Stanley (co-managers)

CLOSING DATE:                      On or about November 7, 2001

TAX STATUS:                        Subject to the considerations in the Prospectus, the Class A and M Certificates will be debt for federal income tax purposes.

ERISA ELIGIBILITY:                 The Class A Certificates and Class M Certificates are expected to be ERISA eligible in accordance with the Publicly Offered Securities Exception.

SMMEA ELIGIBILITY:                 NONE of the Offered Certificates will constitute "mortgage related securities" for purposes of
                                   SMMEA.

SERVICING FEE:                     0.50% of the aggregate outstanding principal balance of the Home Equity loans.

STATISTICAL                        Close of business on September 30, 2001
CUT-OFF DATE:

CUT-OFF DATE:                      The close of business on October 7, 2001.

HOME EQUITY LOANS:                 There were 9,540 closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $843,782,468 as of the Statistical Cut-Off Date.
                                   The home equity loans are secured by first or second liens on one-to-four family residential properties. All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made. Generally, as payments are received, the amount received is applied first to interest accrued to the date of payment, then if permitted by law to other fees and expenses, and the balance is applied to reduce the unpaid principal balance.

                                   For collateral statistics please see the "Description of the Collateral" below.

DISTRIBUTION DATES:                The 20th of each month, or if such day is not a business day, the next succeeding business day, beginning in November 2001.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------

ACCRUED INTEREST:                  The price to be paid by investors for the Offered Certificates will not include accrued interest (i.e. settle flat, 0 delay days).

COLLECTION PERIOD:                 The calendar month preceding the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:           The Interest Accrual Period for the Offered Certificates with respect to any Distribution
                                   Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                                   Distribution Date (on an actual/360 day count basis).

PAYMENT DELAY:                     0 days

FORM OF CLASS A AND                Book entry form, same day funds (through DTC, Euroclear and Clearstream)
CLASS M CERTIFICATES:

SUBSTITUTION ABILITY:              Household Finance Corporation will have the right to substitute up to 30% of the outstanding principal balance of the home equity loans as of the Cut-Off Date, subject to required eligibility criteria.

OPTIONAL TERMINATION/MATURITY      On the earlier of the Distribution Date after (i) the date on which the aggregate certificate
DATE:                              principal balance is less than 15% of the aggregate initial certificate principal balance of the Offered Certificates (ii) the Distribution Date in November 2011; the master servicer
                                   (in the case of a 15% call) will have the option to purchase the remaining home equity loans from the trust, or the trustee (in the case of the November 2011 Distribution Date redemption)
                                   will begin an auction process for the sale of the remaining home equity loans in the trust.
                                   Generally, at the time the home equity loans are sold the outstanding principal balance of the Class A and Class M Certificates will be paid in full with accrued interest and any
                                   Class A Supplemental Interest Amount or Class M Supplemental Interest Amount. However, in
                                   certain limited circumstances (with the consent of 66 2/3% of the principal balance of each class of outstanding certificates), the home equity loans remaining in the trust after the Distribution Date in November 2011 may be sold for less than the full outstanding principal balance of and accrued interest on the Class A and Class M Certificates.

MONTHLY MASTER SERVICER            The master servicer will NOT make advances relating to delinquent payments of principal and
ADVANCES:                          interest with respect to any home equity loan included in the home equity pool.

PROSPECTUS:                        The Class A Certificates and Class M Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Class A and Class M Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the
                                   Class A and Class M Certificates may not be consummated unless the purchaser has received the
                                   Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                   CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE CLASS A OR CLASS M CERTIFICATES.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:                1)   Excess Interest:  Because more interest is expected to be paid by the borrowers than is necessary to pay the related  servicing fee and  interest on the Offered
                                        Certificates each month,  there is expected to be excess interest which may be used to make additional payments of principal on the Offered Certificates.

                                   2)   Overcollateralization: The excess of the principal balance of the home equity loans over the principal amount of the Class A and Class M Certificates may absorb some losses on the home equity loans not covered by excess interest. In addition to the initial overcollateralization, represented by the equity certificate, excess interest can be distributed to the Class A and Class M Certificates as principal. This reduces the principal balance of the Class A and Class M Certificates faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached.

                                   3)   Subordination: Distribution of interest on the Class M Certificates is subordinate to distribution of interest on the Class A Certificates. Other than amounts distributed in connection with attaining the Targeted Overcollateralization Amount, distribution of principal on the Class M Certificates is subordinate to distribution of principal on the
                                        Class A Certificates.


TARGETED                           Prior to the Stepdown Date, 17% of the initial principal balance of the home equity
OVERCOLLATERALIZATION AMOUNT:      loans. On and after the Stepdown Date, and assuming a trigger event is not in effect, the lesser of (A) 17% of the initial principal balance of the home equity loans and
                                   (B) the greater of (i) 34% of the aggregate principal balance of the home equity loans, as of the last day of the prior calendar month and (ii) 0.50% of the initial principal balance of the home equity loans.

                                   On or after the Stepdown Date, if a trigger event is in effect, the Targeted
                                   Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date. Not withstanding the foregoing, a trigger event will not be in effect if the Enhancement Percentage equals or exceeds the
                                   Stepped Up Enhancement Level.

                                   In the event that the Targeted Overcollateralization Amount is permitted to decrease, or
                                   "stepdown", on a Distribution Date in the future, a portion of the principal which would otherwise be distributed to the holders of the Class A and Class M Certificates on that
                                   Distribution Date will not be distributed to the holders of the Class A and Class M
                                   Certificates on that Distribution Date (the "Overcollateralization Release Amount").
                                   This has the effect of decelerating the amortization of the Class A and Class M
                                   Certificates relative to the amortization of the home equity loans, and of reducing the overcollateralization amount.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------

INTERIM                            The aggregate principal balance of the home equity loans as of the last day of the
OVERCOLLATERALIZATION AMOUNT:      preceding Collection Period less the excess of (i) the outstanding principal balance of the Class A and Class M Certificates (before taking into account any distributions of principal on that Distribution Date) over (ii) the principal collections for such Distribution Date.

INTERIM OVERCOLLATERALIZATION      The excess of the Targeted Overcollateralization Amount over the Interim
DEFICIENCY:                        Overcollateralization Amount.

ENHANCEMENT PERCENTAGE:            The percentage obtained by dividing (i) the Interim Overcollateralization Amount by (ii)
                                   the aggregate principal balance of the home equity loans as of the last day of the preceding Collection Period.

MONTHLY EXCESS CASHFLOW:           The excess of (i) the excess of interest collections over interest payable on the Class A and Class M Certificates over (ii) the Additional Principal Reduction Amount.

STEPDOWN DATE:                     The later to occur of (x) the earlier to occur of (a) the Distribution Date in April 2004,
                                   (b) the Distribution Date on which the balance of the Class A Certificates and the Class M
                                   Certificates has been reduced to zero, and (y) the first Distribution Date on which the pool balance has been reduced to 50% of the initial principal balance of the loans.

TRIGGER EVENT:                     A Trigger Event is in effect with respect to any Distribution Date if the 60 Day+ Rolling
                                   Average equals or exceeds one-half of the related Enhancement Percentage. A Trigger Event will not be in effect if the Enhancement Percentage on the Offered Certificates equals or exceeds the Stepped Up Enhancement Level.

STEPPED UP                         Two times the 60 Day+ Rolling Average
ENHANCEMENT LEVEL:

60 DAY+ ROLLING AVERAGE:           The rolling 3 month average percentage of home equity loans that are 60 or more days delinquent.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------

                               PASS THROUGH RATES

CLASS A PASS-THROUGH RATE:         The Class A Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                   one-month LIBOR plus [ ] bps and (ii) the Available Funds Cap.

CLASS M PASS-THROUGH RATE:         The Class M Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                   one-month LIBOR plus [ ] bps and (ii) the Available Funds Cap.

AVAILABLE FUNDS CAP:               With respect to any Distribution Date, a per annum rate equal to the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related Collection Period, adjusted by a fraction of which the numerator is
                                   30 and the denominator is the number of days in the Interest Accrual Period.

CLASS A SUPPLEMENTAL               As of any Distribution Date, the sum of (i) the excess, if any, of interest due on
INTEREST AMOUNT:                   the Class A Certificates at the Class A Pass-Through Rate (without regard to the
                                   Available Funds Cap) over interest due on such certificates at a rate equal to the Available Funds Cap; (ii) any Class A Supplemental Interest Amount remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii)
                                   at the related Class A Pass-Through Rate (without regard to the Available Funds Cap.)

CLASS M SUPPLEMENTAL               As of any Distribution Date, the sum of (i) the excess, if any, of interest due on
INTEREST AMOUNT:                   the Class M Certificates at the Class M Pass-Through Rate (without regard to the
                                   Available Funds Cap) over interest due on such certificates at a rate equal to the
                                   Available Funds Cap; (ii) any Class M Supplemental Interest Amount remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the related Class M Pass-Through Rate (without regard to the Available Funds Cap.)

INTEREST CARRY                     Unpaid interest from prior periods plus accrued interest on such amount calculated for
FORWARD AMOUNT:                    the related interest accrual period at the related pass-through rate in effect with respect to such class of Offered Certificates.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------



                              PRINCIPAL DEFINITIONS


PRINCIPAL DISTRIBUTION AMOUNT:          The principal collections minus, for Distribution Dates occurring on and after the
                                        Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization
                                        Release Amount.

PRINCIPAL REDUCTION AMOUNT:             The principal balance of the home equity loans at the beginning of the Collection
                                        Period minus (i) the principal balance of the Mortgage Loans at the end of the
                                        Collection Period and (ii) for Distribution Dates occurring on and after the
                                        Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization
                                        Release Amount.

AVAILABLE DISTRIBUTION AMOUNT:          The sum of (a) monthly principal and interest payments on the home equity loans from the prior Collection Period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.

ADDITIONAL PRINCIPAL                    The excess of the Principal Reduction Amount over the Principal Distribution Amount.
REDUCTION AMOUNT:

EXTRA PRINCIPAL                         Lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization
DISTRIBUTION AMOUNT:                    Deficiency.

PRINCIPAL CARRY                         Unpaid principal distributions from prior periods pursuant to romanettes (ii) and (vii)
FORWARD AMOUNT:                         for Class A and (v) and (viii) for Class M on page 9.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------

                      PRINCIPAL AND INTEREST DISTRIBUTIONS

Owners of the Class A and Class M Certificates will be entitled to receive payments of interest each month. The amount of principal the owners of Class A and Class M Certificates are entitled to receive will vary depending on a number of factors, including the payments received on the home equity loans and the level of overcollateralization. Each month, the trustee will calculate the amounts to be paid to the owners of the Certificates.

Distributions will be made on each Distribution Date to the owners of the Class A and Class M Certificates as of the record date. The record date for the Class A and Class M Certificates is the last day preceding the related Distribution Date; provided, however that following the date on which definitive certificates are available, the record date is the last business day of the prior calendar month.

Owners of the Offered Certificates will receive payments on each Distribution Date, to the extent of the Available Distribution Amount, as follows:

(i) to the Class A Certificates, the current interest plus the Interest Carry Forward Amount with respect to the Class A Certificates;
         provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class A Certificates, the amount of the shortfall will be carried forward with accrued interest;

(ii) to the Class A Certificates, the Principal Carry Forward Amount with respect to the Class A Certificates;

(iii) to the Class A Certificates until the certificate principal balance of the Class A Certificates has been reduced to zero, approximately 88.89% of the Principal Distribution Amount;

(iv) to the Class M Certificates, the current interest plus the Interest Carry Forward Amount with respect to the Class M Certificates; provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class M Certificates, the amount of the shortfall will be carried forward with accrued interest;

(v) to the Class M Certificates, the Principal Carry Forward Amount with respect to the Class M Certificates;

(vi) to the Class M Certificates until the certificate principal balance of the Class M Certificates has been reduced to zero, approximately 11.11% of the Principal Distribution Amount;

(vii) to the Class A Certificates until the certificate principal balance of the Class A Certificates has been reduced to zero, approximately 88.89% of the Additional Principal Reduction Amount;

(viii) to the Class M Certificates until the certificate principal balance of the Class M Certificates has been reduced to zero, approximately 11.11% of the Additional Principal Reduction Amount;

(ix) concurrently, to the Class A Certificates and to the Class M Certificates until the certificate principal balance of each such Class A and Class M Certificate has been reduced to zero, approximately 88.89% of the Extra Principal Distribution Amount to the Class A Certificates and approximately 11.11% of the Extra Principal Distribution Amount to the Class M Certificates;

(x) to the Class A Certificates and Class M Certificates, their pro rata share, according to the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount, as applicable, of the aggregate Class A Supplemental Interest Amount and Class M Supplemental Interest Amount; and

(xi) to the equity certificate, any remaining Available Distribution Amount subject to certain limitations.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
-------------------------------------------------------------------------------


             DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL
                                   TOTAL POOL

SUMMARY
------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance       $843,782,467.98
Number of Loans                                                      9,540
Average Original Loan Balance                                      $92,573
Average Current Loan Balance                                       $88,447
Maximum Current Loan Balance                                       398,137
Weighted Average Original Combined LTV                              99.26%
Range of Original Combined LTV's                          5.09% to 115.00%
Weighted Average Gross Coupon                                       11.54%
Range of Gross Coupons                                     5.74% to 21.99%
Weighted Average Remaining Term to Maturity (months)                   292
Range of Remaining Terms to Maturity (months)                    14 to 357
------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF STATISTICAL
                                                                                                       CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Product Type                                      Fixed                                         100.00%

         Fully Amortizing Mortgage Loans                                                                 100.00%

         Lien                                              First                                          87.50%
                                                           Second                                         12.50%

         Property Type                                     Single Family Residence                        98.23%
                                                           2 Family                                        1.22%
                                                           Others                                          0.55%

         Occupancy Status                                  Primary                                        99.28%
                                                           Investor                                        0.72%

         Geographic Distribution                           California                                     20.93%
                                                           New York                                        9.50%
                                                           Florida                                         7.17%
                                                           Pennsylvania                                    5.58%
                                                           Washington                                      5.15%

         Number of States                                                                                     44

         Largest Zip Code Concentration                    92056                                           0.24%

         Loans with Prepayment Penalties                                                                  78.62%
-----------------------------------------------------------------------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston, JPMorgan, and Morgan Stanley (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------


             DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL


         RANGE OF ORIGINAL PRINCIPAL BALANCES

         ==========================================================================================================
                                                                 PRINCIPAL BALANCE            % OF AGGREGATE
            RANGE OF ORIGINAL                       NUMBER       OUTSTANDING AS OF          PRINCIPAL BALANCE
            PRINCIPAL BALANCES                   OF MORTGAGE      THE STATISTICAL         OUTSTANDING AS OF THE
                                                    LOANS          CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ==========================================================================================================
         Up to $50,000.00                            2,633        $    79,489,040                            9.42%
         ----------------------------------------------------------------------------------------------------------
         $50,000.01 - 100,000.00                     3,465            239,831,389                           28.42
         ----------------------------------------------------------------------------------------------------------
         100,000.01 - 150,000.00                     1,913            226,732,296                           26.87
         ----------------------------------------------------------------------------------------------------------
         150,000.01 - 200,000.00                       967            160,993,122                           19.08
         ----------------------------------------------------------------------------------------------------------
         200,000.01 - 250,000.00                       341             72,861,436                            8.64
         ----------------------------------------------------------------------------------------------------------
         250,000.01 - 300,000.00                       136             35,863,997                            4.25
         ----------------------------------------------------------------------------------------------------------
         300,000.01 and above                           85             28,011,189                            3.32
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                          100.00%
         ==========================================================================================================



          RANGE OF CURRENT PRINCIPAL BALANCES

         ==========================================================================================================
                                                                 PRINCIPAL BALANCE            % OF AGGREGATE
             RANGE OF CURRENT                       NUMBER       OUTSTANDING AS OF          PRINCIPAL BALANCE
            PRINCIPAL BALANCES                   OF MORTGAGE      THE STATISTICAL         OUTSTANDING AS OF THE
                                                    LOANS          CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ==========================================================================================================
         Up to $50,000.00                            2,962        $    88,611,332                           10.50%
         ----------------------------------------------------------------------------------------------------------
         $50,000.01 - 100,000.00                     3,309            241,216,101                           28.59
         ----------------------------------------------------------------------------------------------------------
         100,000.01 - 150,000.00                     1,825            224,554,201                           26.61
         ----------------------------------------------------------------------------------------------------------
         150,000.01 - 200,000.00                       913            157,179,246                           18.63
         ----------------------------------------------------------------------------------------------------------
         200,000.01 - 250,000.00                       326             71,708,421                            8.50
         ----------------------------------------------------------------------------------------------------------
         250,000.01 - 300,000.00                       125             33,687,556                            3.99
         ----------------------------------------------------------------------------------------------------------
         300,000.01 and above                           80             26,825,610                            3.18
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                          100.00%
         ==========================================================================================================



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------

             DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL


         RANGE OF INTEREST RATES

         ==========================================================================================================
                                                                 PRINCIPAL BALANCE             % OF AGGREGATE
                   RANGE OF                        NUMBER        OUTSTANDING AS OF           PRINCIPAL BALANCE
                INTEREST RATES                  OF MORTGAGE        THE STATISTICAL         OUTSTANDING AS OF THE
                                                    LOANS           CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ==========================================================================================================
         Less than 8.000                                 3         $      443,638                             0.05%
         ----------------------------------------------------------------------------------------------------------
         8.000 - 8.999                                  83             10,325,965                             1.22
         ----------------------------------------------------------------------------------------------------------
         9.000 - 9.999                                 898            117,023,548                            13.87
         ----------------------------------------------------------------------------------------------------------
         10.000 - 10.999                             2,002            236,449,785                            28.02
         ----------------------------------------------------------------------------------------------------------
         11.000 - 11.999                             2,948            275,831,439                            32.69
         ----------------------------------------------------------------------------------------------------------
         12.000 - 12.999                             1,264             98,643,118                            11.69
         ----------------------------------------------------------------------------------------------------------
         13.000 - 13.999                               859             48,020,608                             5.69
         ----------------------------------------------------------------------------------------------------------
         14.000 - 14.999                               853             34,742,761                             4.12
         ----------------------------------------------------------------------------------------------------------
         15.000 - 15.999                               374             13,832,360                             1.64
         ----------------------------------------------------------------------------------------------------------
         16.000 - 16.999                               120              4,069,110                             0.48
         ----------------------------------------------------------------------------------------------------------
         17.000 - 17.999                                88              2,940,863                             0.35
         ----------------------------------------------------------------------------------------------------------
         18.000 - 18.999                                35              1,124,558                             0.13
         ----------------------------------------------------------------------------------------------------------
         19.000 - 19.999                                 6                179,053                             0.02
         ----------------------------------------------------------------------------------------------------------
         20.000 - 20.999                                 2                 29,006                             0.00
         ----------------------------------------------------------------------------------------------------------
         21.000 - 21.999                                 5                126,657                             0.02
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                           100.00%
         ==========================================================================================================


          ORIGINAL COMBINED LTV

         ===========================================================================================================
                                                                 PRINCIPAL BALANCE             % OF AGGREGATE
               ORIGINAL COMBINED                    NUMBER       OUTSTANDING AS OF            PRINCIPAL BALANCE
                     LTV (%)                     OF MORTGAGE      THE STATISTICAL          OUTSTANDING AS OF THE
                                                    LOANS           CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ===========================================================================================================
         0.00 - 30.00                                   98        $     2,741,347                              0.32%
         -----------------------------------------------------------------------------------------------------------
         30.01 - 40.00                                 102              3,664,049                              0.43
         -----------------------------------------------------------------------------------------------------------
         40.01 - 50.00                                 144              6,817,953                              0.81
         -----------------------------------------------------------------------------------------------------------
         50.01 - 60.00                                 199             10,414,596                              1.23
         -----------------------------------------------------------------------------------------------------------
         60.01 - 70.00                                 310             17,778,200                              2.11
         -----------------------------------------------------------------------------------------------------------
         70.01 - 80.00                                 602             36,242,037                              4.30
         -----------------------------------------------------------------------------------------------------------
         80.01 - 90.00                               1,042             79,114,947                              9.38
         -----------------------------------------------------------------------------------------------------------
         90.01 - 100.00                              1,798            146,922,108                             17.41
         -----------------------------------------------------------------------------------------------------------
         100.01 - 110.00                             4,306            428,406,264                             50.77
         -----------------------------------------------------------------------------------------------------------
         110.01 - 115.00                               939            111,680,966                             13.24
         -----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                            100.00%
         ===========================================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------


             DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL

         GEOGRAPHICAL DISTRIBUTION

         ===========================================================================================================
                                                                 PRINCIPAL BALANCE             % OF AGGREGATE
                                                  NUMBER         OUTSTANDING AS OF            PRINCIPAL BALANCE
                      LOCATION                 OF MORTGAGE        THE STATISTICAL          OUTSTANDING AS OF THE
                                                   LOANS            CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ===========================================================================================================
         California                                  1,548           $176,636,171                             20.93%
         -----------------------------------------------------------------------------------------------------------
         New York                                      954             80,190,948                              9.50
         -----------------------------------------------------------------------------------------------------------
         Florida                                       706             60,498,873                              7.17
         -----------------------------------------------------------------------------------------------------------
         Pennsylvania                                  603             47,103,535                              5.58
         -----------------------------------------------------------------------------------------------------------
         Washington                                    394             43,449,122                              5.15
         -----------------------------------------------------------------------------------------------------------
         Michigan                                      547             43,206,575                              5.12
         -----------------------------------------------------------------------------------------------------------
         Virginia                                      415             35,639,795                              4.22
         -----------------------------------------------------------------------------------------------------------
         New Jersey                                    301             35,622,841                              4.22
         -----------------------------------------------------------------------------------------------------------
         Maryland                                      367             32,781,927                              3.89
         -----------------------------------------------------------------------------------------------------------
         Massachusetts                                 250             24,399,302                              2.89
         -----------------------------------------------------------------------------------------------------------
         Missouri                                      303             22,473,844                              2.66
         -----------------------------------------------------------------------------------------------------------
         Illinois                                      234             16,129,112                              1.91
         -----------------------------------------------------------------------------------------------------------
         Arizona                                       197             15,566,189                              1.84
         -----------------------------------------------------------------------------------------------------------
         Colorado                                      115             14,706,534                              1.74
         -----------------------------------------------------------------------------------------------------------
         Tennessee                                     188             14,342,589                              1.70
         -----------------------------------------------------------------------------------------------------------
         Oregon                                        130             14,024,636                              1.66
         -----------------------------------------------------------------------------------------------------------
         Connecticut                                   147             13,967,456                              1.66
         -----------------------------------------------------------------------------------------------------------
         North Carolina                                196             13,476,489                              1.60
         -----------------------------------------------------------------------------------------------------------
         South Carolina                                178             12,924,464                              1.53
         -----------------------------------------------------------------------------------------------------------
         Georgia                                       198             12,579,408                              1.49
         -----------------------------------------------------------------------------------------------------------
         Alabama                                       209             11,906,435                              1.41
         -----------------------------------------------------------------------------------------------------------
         Nevada                                         94             10,984,793                              1.30
         -----------------------------------------------------------------------------------------------------------
         Minnesota                                      91              8,239,993                              0.98
         -----------------------------------------------------------------------------------------------------------
         Utah                                           79              7,766,588                              0.92
         -----------------------------------------------------------------------------------------------------------
         Indiana                                       131              7,689,205                              0.91
         -----------------------------------------------------------------------------------------------------------
         Kansas                                        101              7,472,110                              0.89
         -----------------------------------------------------------------------------------------------------------
         Wisconsin                                      94              6,796,256                              0.81
         -----------------------------------------------------------------------------------------------------------
         Idaho                                          76              6,778,804                              0.80
         -----------------------------------------------------------------------------------------------------------
         Texas                                         156              6,637,494                              0.79
         -----------------------------------------------------------------------------------------------------------
         New Hampshire                                  65              5,931,596                              0.70
         -----------------------------------------------------------------------------------------------------------
         Delaware                                       69              5,679,079                              0.67
         -----------------------------------------------------------------------------------------------------------
         Kentucky                                       66              4,534,379                              0.54
         -----------------------------------------------------------------------------------------------------------
         Oklahoma                                       61              3,660,172                              0.43
         -----------------------------------------------------------------------------------------------------------
         Iowa                                           64              3,458,255                              0.41
         -----------------------------------------------------------------------------------------------------------
         Nebraska                                       49              3,384,320                              0.40
         -----------------------------------------------------------------------------------------------------------
         Rhode Island                                   33              3,211,527                              0.38
         -----------------------------------------------------------------------------------------------------------
         New Mexico                                     32              3,065,829                              0.36
         -----------------------------------------------------------------------------------------------------------
         Louisiana                                      48              2,797,153                              0.33
         -----------------------------------------------------------------------------------------------------------
         Mississippi                                    21              1,461,829                              0.17
         -----------------------------------------------------------------------------------------------------------
         Maine                                          13              1,137,861                              0.13
         -----------------------------------------------------------------------------------------------------------
         Montana                                        10              1,100,915                              0.13
         -----------------------------------------------------------------------------------------------------------
         Wyoming                                         5                306,427                              0.04
         -----------------------------------------------------------------------------------------------------------
         South Dakota                                    1                 42,394                              0.01
         -----------------------------------------------------------------------------------------------------------
         West Virginia                                   1                 19,243                              0.00
         -----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                            100.00%
         ===========================================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------


             DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL


         OCCUPANCY STATUS

         ===========================================================================================================
                                                                PRINCIPAL BALANCE             % OF AGGREGATE
                                                   NUMBER       OUTSTANDING AS OF            PRINCIPAL BALANCE
               OCCUPANCY STATUS                 OF MORTGAGE      THE STATISTICAL          OUTSTANDING AS OF THE
                                                    LOANS          CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ===========================================================================================================
         Primary Residence                           9,464        $   837,691,858                            99.28%
         -----------------------------------------------------------------------------------------------------------
         Investor Property                              76              6,090,610                             0.72
         -----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                           100.00%
         ===========================================================================================================


               LIEN POSITION

         ===========================================================================================================
                                                                 PRINCIPAL BALANCE             % OF AGGREGATE
                                                   NUMBER        OUTSTANDING AS OF            PRINCIPAL BALANCE
                LIEN POSITION                   OF MORTGAGE       THE STATISTICAL          OUTSTANDING AS OF THE
                                                    LOANS          CUT-OFF DATE           STATISTICAL CUT-OFF DATE
         ===========================================================================================================
         First Lien                                  7,139        $   738,293,807                            87.50%
         -----------------------------------------------------------------------------------------------------------
         Second Lien                                 2,401            105,488,661                            12.50
         -----------------------------------------------------------------------------------------------------------
                      TOTAL                          9,540        $   843,782,468                           100.00%
         ===========================================================================================================


         REMAINING TERM TO MATURITY

         ===========================================================================================================
                                                                 PRINCIPAL BALANCE            % OF AGGREGATE
              REMAINING TERM TO                  NUMBER          OUTSTANDING AS OF           PRINCIPAL BALANCE
              MATURITY (MONTHS)                OF MORTGAGE        THE STATISTICAL          OUTSTANDING AS OF THE
                                                  LOANS            CUT-OFF DATE           STATISTICAL CUT-OFF DATE
         ===========================================================================================================
         13 - 60                                       131        $     3,171,067                             0.38%
         -----------------------------------------------------------------------------------------------------------
         61 - 120                                      716             30,091,330                             3.57
         -----------------------------------------------------------------------------------------------------------
         121 - 180                                   2,031            111,180,686                            13.18
         -----------------------------------------------------------------------------------------------------------
         181 - 240                                   1,203             91,223,769                            10.81
         -----------------------------------------------------------------------------------------------------------
         241 - 300                                     299             29,771,583                             3.53
         -----------------------------------------------------------------------------------------------------------
         301 - 360                                   5,160            578,344,034                            68.54
         -----------------------------------------------------------------------------------------------------------
                       TOTAL                         9,540        $   843,782,468                           100.00%
         ===========================================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------


             DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL

         YEAR OF ORIGINATION

         ===========================================================================================================
                                                                 PRINCIPAL BALANCE            % OF AGGREGATE
                                                    NUMBER       OUTSTANDING AS OF           PRINCIPAL BALANCE
                YEAR OF ORIGINATION              OF MORTGAGE      THE STATISTICAL          OUTSTANDING AS OF THE
                                                     LOANS         CUT-OFF DATE          STATISTICAL CUT-OFF DATE
         ===========================================================================================================
         1995 and before                                88        $     3,411,417                              0.40%
         -----------------------------------------------------------------------------------------------------------
         1996                                          187              9,918,533                              1.18
         -----------------------------------------------------------------------------------------------------------
         1997                                          664             36,107,347                              4.28
         -----------------------------------------------------------------------------------------------------------
         1998                                        1,615            115,733,285                             13.72
         -----------------------------------------------------------------------------------------------------------
         1999                                        2,034            189,151,002                             22.42
         -----------------------------------------------------------------------------------------------------------
         2000                                        2,778            250,450,034                             29.68
         -----------------------------------------------------------------------------------------------------------
         2001                                        2,174            239,010,849                             28.33
         -----------------------------------------------------------------------------------------------------------
                       TOTAL                         9,540        $   843,782,468                            100.00%
         ===========================================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

CLASS A (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC                               0%           50%           75%          100%          125%           150%          200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 10.31         4.40          3.08          2.32          1.80           1.42          0.86
Modified Duration (Px @ 100)         8.60         3.91          2.82          2.16          1.70           1.36          0.83
First Principal Payment Date       11/20/01     11/20/01      11/20/01      11/20/01      11/20/01       11/20/01      11/20/01
Last Principal Payment Date        2/20/18      11/20/14       9/20/11       7/20/09       1/20/08       1/20/07       4/20/04
Payment Windows (mos.)               196           157           119           93            75             63            30


CLASS M (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC                               0%           50%           75%          100%          125%           150%          200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 10.31         4.40          3.08          2.32          1.80           1.42          0.86
Modified Duration (Px @ 100)         8.26         3.81          2.76          2.12          1.68           1.34          0.83
First Principal Payment Date       11/20/01     11/20/01      11/20/01      11/20/01      11/20/01       11/20/01      11/20/01
Last Principal Payment Date        2/20/18      11/20/14       9/20/11       7/20/09       1/20/08       1/20/07       4/20/04
Payment Windows (mos.)               196           157           119           93            75             63            30



                             BOND SUMMARY (TO CALL)


CLASS A (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC                               0%           50%           75%          100%          125%           150%          200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  8.24         4.19          2.89          2.15          1.66           1.30          0.82
Modified Duration (Px @ 100)         7.15         3.76          2.66          2.02          1.58           1.25          0.80
First Principal Payment Date       11/20/01     11/20/01      11/20/01      11/20/01      11/20/01       11/20/01      11/20/01
Last Principal Payment Date        11/20/11     11/20/11      11/20/08       2/20/07      12/20/05       3/20/05       8/20/03
Payment Windows (mos.)               121           121           85            64            50             41            22


CLASS M (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FRM PPC                               0%           50%           75%          100%          125%           150%          200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  8.24         4.19          2.89          2.15          1.66           1.30          0.82
Modified Duration (Px @ 100)         6.92         3.67          2.62          1.99          1.56           1.24          0.79
First Principal Payment Date       11/20/01     11/20/01      11/20/01      11/20/01      11/20/01       11/20/01      11/20/01
Last Principal Payment Date        11/20/11     11/20/11      11/20/08       2/20/07      12/20/05       3/20/05       8/20/03
Payment Windows (mos.)               121           121           85            64            50             41            22



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,         [HOUSEHOLD LOGO]
SERIES 2001-2
$754,570,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               AVAILABLE FUNDS CAP

---------------------------------------------          ---------------------------------------------
                     Available  (1) Effective                               Available  (1) Effective
 Period   Pay Date   Funds Cap     Cash Cap             Period   Pay Date   Funds Cap     Cash Cap
=============================================          =============================================
    1     11/20/01    25.477      20.431                  33     07/20/04    11.025       11.025
    2     12/20/01    11.040      11.040                  34     08/20/04    10.668       10.668
    3     01/20/02    10.683      10.683                  35     09/20/04    10.668       10.668
    4     02/20/02    10.683      10.683                  36     10/20/04    11.023       29.702
    5     03/20/02    11.827      11.827                  37     11/20/04    10.667       31.241
    6     04/20/02    10.682      10.682                  38     12/20/04    11.021       32.292
    7     05/20/02    11.038      11.038                  39     01/20/05    10.665       31.260
    8     06/20/02    10.681      10.681                  40     02/20/05    10.665       31.269
    9     07/20/02    11.037      11.037                  41     03/20/05    11.807       34.631
   10     08/20/02    10.680      10.680                  42     04/20/05    10.663       31.289
   11     09/20/02    10.680      10.680                  43     05/20/05    11.018       32.343
   12     10/20/02    11.035      11.035                  44     06/20/05    10.662       31.310
   13     11/20/02    10.679      10.679                  45     07/20/05    11.017       32.336
   14     12/20/02    11.035      11.035                  46     08/20/05    10.661       31.303
   15     01/20/03    10.678      10.678                  47     09/20/05    10.660       31.314
   16     02/20/03    10.678      10.678                  48     10/20/05    11.015       32.368
   17     03/20/03    11.821      11.821                  49     11/20/05    10.659       31.335
   18     04/20/03    10.677      10.677                  50     12/20/05    11.014       32.391
   19     05/20/03    11.032      11.032                  51     01/20/06    10.658       31.357
   20     06/20/03    10.676      10.676                  52     02/20/06    10.657       31.368
   21     07/20/03    11.031      11.031                  53     03/20/06    11.798       34.741
   22     08/20/03    10.675      10.675                  54     04/20/06    10.656       31.391
   23     09/20/03    10.674      10.674                  55     05/20/06    11.010       32.449
   24     10/20/03    11.030      11.030                  56     06/20/06    10.654       31.414
   25     11/20/03    10.673      10.673                  57     07/20/06    11.008       32.473
   26     12/20/03    11.029      11.029                  58     08/20/06    10.653       31.438
   27     01/20/04    10.672      10.672                  59     09/20/06    10.652       31.450
   28     02/20/04    10.672      10.672                  60     10/20/06    11.006       32.511
   29     03/20/04    11.407      11.407                  61     11/20/06    10.650       31.475
   30     04/20/04    10.671      10.671                  62     12/20/06    11.005       32.538
   31     05/20/04    11.026      11.026                  63     01/20/07    10.649       31.501
   32     06/20/04    10.669      10.669                  64     02/20/07    10.648       31.514
---------------------------------------------          ---------------------------------------------


    1.  Assumed 1 month LIBOR increase to 20% in month 1.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, Banc One Capital Markets, Credit Suisse First Boston,
JP Morgan, and Morgan Stanley the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

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